Movements of Lifetime Expected Credit Losses (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Disclosure of financial assets that are either past due or impaired [line items]
Provision for expected credit losses, opening balance	$ 106
Provision for expected credit losses, net	52	$ 24	$ 9
Provision for expected credit losses, ending balance	137	106
Trade receivables [member]
Disclosure of financial assets that are either past due or impaired [line items]
Provision for expected credit losses, opening balance	106	94
Provision for expected credit losses, net	50	24
Amounts written-off	(19)	(13)
Exchange difference	0	1
Provision for expected credit losses, ending balance	$ 137	$ 106	$ 94